UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 8, 2024
EOS ENERGY ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39291	84-4290188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3920 Park Avenue
Edison, New Jersey 08820
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (732) 225-8400
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	EOSE	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock	EOSEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On January 8, 2024, HI-POWER, LLC (“Hi-Power”), a wholly-owned subsidiary of Eos Energy Enterprises, Inc. (“Eos”), entered into an Amended and Restated Manufacturing Purchase and Supply Agreement (the “Supply Agreement”) with TETRA Technologies, Inc. (“TETRA”), a Delaware corporation, to govern the provision of TETRA PureFlow® zinc bromide and the manufacturing and provision of Eos’s proprietary electrolyte solution (collectively, the “Products”) by TETRA to Eos. Pursuant to the Supply Agreement, TETRA has provided certain volume supply commitments in exchange for serving as Eos’ preferred supplier of the Products. As Eos’s preferred supplier, Eos has agreed to purchase 100% of its requirement of zinc bromide products, including TETRA PureFlow® zinc bromide, and 75% of its requirement of Eos’ proprietary electrolyte solution from TETRA, and has provided TETRA a right of first refusal prior to entering into a supply agreement for such Products from a third-party. The Supply Agreement does not contain any minimum purchase volume requirements. As part of the Supply Agreement, TETRA is granted a non-exclusive, non-sub-licensable, non-transferable license to Hi-Power’s proprietary electrolyte formula, solely in connection with manufacturing and provision of Eos’ proprietary electrolyte solution to Eos. The Supply Agreement expires on December 31, 2027 and contains customary default provisions, liquidated damages, suspension clauses and remedies in the event of any uncured default by Hi-Power.
Item 7.01 Regulation FD Disclosure.
On January 9, 2024, Eos issued a press release announcing the entry into the Supply Agreement. A copy of the press release is attached as Exhibit 99.1 to this Report and is hereby incorporated by reference herein.
The information furnished under this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit Number	Description of Document

10.1*+	Amended and Restated Manufacturing Purchase and Supply Agreement dated January 8, 2024, by and between HI-POWER, LLC and TETRA Technologies, Inc.
99.1	Press release, dated January 9, 2024
104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL
* Certain confidential portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. These redacted terms have been marked in this exhibit at the appropriate place with three asterisks. An unredacted copy of the exhibit will be furnished supplementally to the SEC or its staff upon request.
+ Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished supplementally to the SEC or its staff upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOS ENERGY ENTERPRISES, INC.

Dated: January 9, 2024	By:	/s/ Nathan Kroeker
		Name:	Nathan Kroeker
		Title:	Chief Financial Officer
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